SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                 MARCH 22, 2002
                                 --------------

                              PAB BANKSHARES, INC.
                            (A Georgia Corporation)

                        Commission File Number: 0-25422
                 IRS Employer Identification Number: 58-1473302

                3250 North Valdosta Road, Valdosta, Georgia 31602
                        Telephone Number: (229) 241-2775


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
ITEM 5.  OTHER EVENTS

             PAB BANKSHARES, INC. ANNOUNCES FOURTH QUARTER EARNINGS
             ------------------------------------------------------

PAB Bankshares Inc. (AMEX: PAB) today announced that it has restated its previously announced earnings for the fourth quarter of 2001 to reflect adjustments required by its federal examiners. The adjustment consists primarily of additional provisions for loan losses of $7.2 million required by examiners for the Board of Governors of the Federal Reserve System, the Company's primary federal regulator. After taking into account the adjustments, net of tax, the Company's net loss for the fourth quarter was $4.7 million, or $.49 per diluted share, compared to previously reported net earnings of $78,000, or $.01 per diluted share, for the quarter.

In the fourth quarter of 2001, the Company had its initial examination by the Federal Reserve, having become a member of the Federal Reserve System during the third quarter of 2001. In late March 2002, following the completion of its examination, the Federal Reserve required the Company to record an additional $7.2 million provision, thereby requiring the Company to restate its fourth quarter earnings. With the additional provision of $7.2 million, the Company's allowance for loan losses totaled $15.8 million or 2.47% of total loans, and 129.45% of nonperforming loans at December 31, 2001.

The Company's return on average assets for the fourth quarter of 2001 was -2.14% compared to -.31% one year ago. The return on average equity for the fourth quarter of 2001 was -25.68% compared to -3.21% one year ago.

PAB operates 17 banking offices and two investment services offices in Georgia and Florida.

PAB Bankshares Inc. common shares are traded on the American Stock Exchange under the symbol "PAB". More information on the company is available on the Internet at www.pabbankshares.com.

PAB BANKSHARES, INC.
SELECTED FINANCIAL DATA

(In thousands, except per share and other data)               12/31/01     12/31/00     12/31/99
-----------------------------------------------------------  -----------  -----------  -----------
YEAR TO DATE

SUMMARY OF OPERATIONS:
  Interest income                                            $   62,715   $   57,526   $   49,495
  Interest expense                                               35,600       28,674       22,906
-----------------------------------------------------------  -----------  -----------  -----------
    Net interest income                                          27,115       28,852       26,589
-----------------------------------------------------------  -----------  -----------  -----------
  Provision for loan losses                                      12,220        4,099          985
  Other income                                                   11,923        5,756        6,060
  Other expense                                                  26,921       21,874       18,966
-----------------------------------------------------------  -----------  -----------  -----------
    Income before income tax expense                               (103)       8,635       12,698
  Income tax expense                                               (251)       2,909        4,005
-----------------------------------------------------------  -----------  -----------  -----------
    Net income                                               $      148   $    5,726   $    8,693
===========================================================  ===========  ===========  ===========
  Net interest income (taxable-equivalent)                   $   27,216   $   28,968   $   26,718
SELECTED AVERAGE BALANCES:
  Total assets                                               $  847,100   $  694,674   $  629,634
  Earning assets                                                780,120      640,889      576,729
  Loans                                                         616,156      534,340      467,149
  Deposits                                                      694,219      548,276      500,582
  Stockholders' equity                                           72,268       70,706       68,161
COMMON SHARE DATA:
  Outstanding at period end                                   9,409,913    9,501,947    9,617,406
  Weighted average outstanding                                9,482,709    9,528,387    9,612,634
  Diluted weighted average outstanding                        9,550,080    9,598,790    9,749,162
PER SHARE RATIOS:
  Net income - basic                                         $     0.02   $     0.60   $     0.90
  Net income - diluted                                             0.02         0.60         0.89
  Dividends declared                                               0.44         0.43         0.39
  Book value                                                       6.95         7.45         7.24
PROFITABILITY & EFFICIENCY RATIOS:
  Return on average assets (ROA)                                   0.02%        0.82%        1.38%
  Return on average equity (ROE)                                   0.20%        8.10%       12.75%
  Net interest margin                                              3.49%        4.52%        4.63%
  Efficiency ratios (excludes certain nonrecurring items):
    Standard efficiency ratio                                     74.02%       60.39%       57.12%
    Gross efficiency ratio                                        37.18%       33.02%       33.08%
  Assets per employee ($millions)                            $     2.71   $     2.77   $     2.42

PAB BANKSHARES, INC.
SELECTED FINANCIAL DATA

(In thousands, except per share and other data)               12/31/01     12/31/00     12/31/99
-----------------------------------------------------------  -----------  -----------  -----------
QUARTER TO DATE

SUMMARY OF OPERATIONS:
  Interest income                                            $   14,492   $   15,498   $   12,967
  Interest expense                                                7,833        8,338        6,033
-----------------------------------------------------------  -----------  -----------  -----------
    Net interest income                                           6,659        7,160        6,934
-----------------------------------------------------------  -----------  -----------  -----------
  Provision for loan losses                                      11,151        3,004          401
  Other income                                                    5,367        1,512        1,795
  Other expense                                                   7,909        6,586        5,270
-----------------------------------------------------------  -----------  -----------  -----------
    Income before income tax expense                             (7,034)        (918)       3,058
  Income tax expense                                             (2,352)        (335)         800
-----------------------------------------------------------  -----------  -----------  -----------
    Net income                                               $   (4,682)  $     (583)  $    2,258
===========================================================  ===========  ===========  ===========
  Net interest income (taxable-equivalent)                   $    6,686   $    7,188   $    6,965
SELECTED AVERAGE BALANCES:
  Total assets                                               $  867,310   $  737,495   $  657,590
  Earning assets                                                799,649      677,177      598,496
  Loans                                                         646,729      558,796      492,956
  Deposits                                                      717,228      584,480      507,295
  Stockholders' equity                                           72,351       71,977       69,471
COMMON SHARE DATA:
  Outstanding at period end                                   9,409,913    9,501,947    9,617,406
  Weighted average outstanding                                9,443,325    9,505,475    9,612,634
  Diluted weighted average outstanding                        9,491,166    9,552,088    9,749,162
PER SHARE RATIOS:
  Net income - basic                                         $    (0.49)  $    (0.06)  $     0.23
  Net income - diluted                                            (0.49)       (0.06)        0.23
  Dividends declared                                               0.11         0.11         0.10
  Book value                                                       6.95         7.45         7.24
PROFITABILITY & EFFICIENCY RATIOS (ANNUALIZED):
  Return on average assets (ROA)                                  -2.14%       -0.31%        1.36%
  Return on average equity (ROE)                                 -25.68%       -3.21%       12.90%
  Net interest margin                                              3.32%        4.22%        4.62%
  Efficiency ratios (excludes certain nonrecurring items):
    Standard efficiency ratio                                     86.94%       65.89%       53.98%
    Gross efficiency ratio                                        46.15%       33.62%       31.98%
  Assets per employee ($millions)                            $     2.71   $     2.77   $     2.42

PAB BANKSHARES, INC.
SELECTED FINANCIAL DATA

(In thousands, except per share and other data)        12/31/01    12/31/00    12/31/99
----------------------------------------------------  ----------  ----------  ----------

SELECTED PERIOD END BALANCES:
  Total assets                                        $ 859,143   $ 794,907   $ 664,969
  Earning assets                                        790,546     722,490     606,464
  Loans                                                 637,826     580,737     494,417
  Allowance for loan losses                              15,765       8,185       5,037
  Deposits                                              720,398     637,180     516,204
  Stockholders' equity                                   65,372      70,780      69,611
SELECTED ASSET QUALITY FACTORS:
  Nonaccrual loans                                    $  10,581   $   2,430   $   2,395
  Other impaired loans                                        -       4,433           -
  Loans 90 days or more past due and still accruing       1,598         509         273
  Other real estate & repossessions                       1,312         567         763
LIQUIDITY RATIOS:
  Total loans to total deposits                           88.54%      91.14%      95.78%
  Average loans to average earning assets                 78.98%      83.37%      81.00%
  Noninterest-bearing deposits to total deposits          11.31%      11.09%      12.58%
CAPITAL ADEQUACY RATIOS:
  Average equity to average assets                         8.53%      10.18%      10.83%
  Dividend payout ratio                                 2855.42%      72.08%      43.54%
ASSET QUALITY RATIOS:
  Net charge-offs to average loans (annualized YTD)        0.75%       0.26%       0.24%
  Nonperforming loans to total loans                       1.91%       1.27%       0.54%
  Nonperforming assets to total assets                     1.57%       1.00%       0.52%
  Allowance for loan losses to total loans                 2.47%       1.41%       1.02%
  Allowance for loan losses to nonperforming loans       129.45%     111.03%     188.79%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.


     PAB BANKSHARES, INC.
     --------------------
     Registrant

        Date:  March 22, 2002         By:  /s/ Michael E. Ricketson
               --------------              -------------------------------------
                                           Michael E. Ricketson,
                                           President and Chief Executive Officer


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